                               AMENDED SCHEDULE A
                          TO THE DISTRIBUTION AGREEMENT
                            FOR SCHWAB CAPITAL TRUST


Fund                                                                        Effective Date
----                                                                        --------------
Schwab International Index Fund                                             July 21, 1993
Schwab Small-Cap Index Fund                                                 October 14, 1993
Schwab MarketTrack Growth Portfolio (formerly known as Schwab Asset         September 25, 1995
Director-High Growth Fund)
Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset       September 25, 1995
Director-Balanced Growth Fund)
Schwab MarketTrack Conservative Portfolio (formerly known as Schwab Asset   September 25, 1995
Director-Conservative Growth Fund)
Schwab S&P 500 Fund                                                         February 28, 1996
Schwab Analytics Fund                                                       May 21, 1996
Schwab MarketManager International Portfolio (formerly known as Schwab      September 2, 1996
OneSource Portfolios-International)
Schwab MarketManager Growth Portfolio (formerly known as Schwab OneSource   October 13, 1996
Portfolios-Growth Allocation)
Schwab MarketManager Balanced Portfolio (formerly known as Schwab           October 13, 1996
OneSource Portfolios-Balanced Allocation)
Schwab MarketManager Small Cap Portfolio (formerly known as Schwab          August 3, 1997
OneSource Portfolios-Small Company)
MarketTrack All Equity Fund                                                 May 19, 1998
Institutional Select S&P 500 Fund                                           February 1, 1999
Institutional Select Large Cap-Value Index Fund                             February 1, 1999
Institutional Select Small-Cap Value Index Fund                             February 1, 1999

                              SCHWAB CAPITAL TRUST

                                  By:          /s/ Willian J. Klipp
                                               -------------------------------
                                  Name:        William J. Klipp
                                  Title:       Executive Vice President
                                               and Chief Operating Officer


                                  CHARLES SCHWAB & CO., INC.

                                  By:          /s/ Ron Carter
                                               -------------------------------
                                  Name:        Ron Carter
                                  Title:       Senior Vice President